                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934





Date of Report (Date of earliest event reported): October 1, 2001




                           Philip Services Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                     0-30417                  98-0131394
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



9700 Higgins Road, Suite 750, Rosemont, Illinois                   60018
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (847) 685-9752

ITEM 5.  OTHER EVENTS

     On October 1, 2001, two of the directors of Philip Services Corporation ("PSC") resigned from office, and PSC's Board of Directors appointed two new directors in their place and stead. A copy of PSC's press release dated October 2, 2001 relating to these events is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Businesses Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.

               99.1   Press Release dated October 2, 2001

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHILIP SERVICES CORPORATION



                                          By:     /s/ Anthony G. Fernandes
                                                  ------------------------------
                                          Name:   Anthony G. Fernandes
                                          Title:  Chairman, President and Chief
                                                  Executive Officer

Date: October 2, 2001

                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      ------------
99.1         Press release dated October 2, 2001